SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934


                                 April 16, 2008
                 Date of Report (date of earliest event reported)


                               CET SERVICES, INC.
               Exact name of Registrant as Specified in its Charter

          California              000-52652                 33-0285964
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                    Number

                 12503 E. Euclid Dr. #30, Centennial, CO 80111
            Address of Principal Executive Offices, Including Zip Code

                                (720) 875-9115
                Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On April 16, 2008, CET Services, Inc. (the "Company") and Dale W. Bleck, the Chief Financial Officer of the Company, mutually agreed to the termination of Mr. Bleck's services as Chief Financial Officer of the Company. Effective April 16, 2008, Seven H. Davis the Company's President and CEO assumed all of the responsibilities of the principal financial and accounting officer of the Company.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CET SERVICES, INC.
                                   (Registrant)



Date: April 22, 2008               By:/s/ Steven H. Davis
                                      Steven H. Davis, President and
                                      Chief Executive Officer